SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

KITTY HAWK, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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KITTY HAWK, INC.

1515 WEST 20TH STREET

P.O. BOX 612787

DFW INTERNATIONAL AIRPORT, TEXAS 75261

(972) 456-2200

September 12, 2003

To Our Stockholders:

We are writing to inform you that Kitty Hawk, Inc. has extended the deadline to receive consents approving the Kitty Hawk 2003 Long Term Equity Incentive Plan, or the Plan, to September 22, 2003. The extension allows our stockholders who have not previously returned consents in connection with the approval of the Plan to have their stock counted in this matter.

If you have previously returned a consent in connection with the approval of the Plan, we thank you, and please disregard this letter.

If you have not already returned a consent card in connection with the approval of the Plan, we request that you use the enclosed consent to have your stock counted in this matter by (i) signing the consent, (ii) checking the box that corresponds to the action you wish to take and (iii) returning the consent using the enclosed envelope.

For information regarding the Plan, please refer to the Consent Solicitation Statement previously mailed to you.

On behalf of the Company, we thank you for your anticipated cooperation and continued support.

Sincerely,

/s/ Steven E. Markhoff

Steven E. Markhoff Vice President Strategic Planning, General Counsel and Corporate Secretary

KITTY HAWK, INC.

CONSENT OF STOCKHOLDERS TO ACTION WITHOUT A MEETING

Unless otherwise indicated below, the undersigned, a stockholder of Kitty Hawk, Inc. on August 1, 2003, hereby acknowledges receipt of the Consent Solicitation Statement and consents, with respect to all shares of Common Stock held by the undersigned, to the following action without a meeting, without prior notice and without a vote.

THIS CONSENT IS SOLICITED ON BEHALF OF THE COMPANY BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CONSENT TO THE FOLLOWING ACTION.

1.	RESOLVED, that the Kitty Hawk 2003 Long Term Equity Plan (the “Plan”) and the grants of stock options described in the Consent Solicitation Statement be approved.

☐ CONSENT	☐ WITHHOLD CONSENT	☐ ABSTAIN

To consent, withhold consent or abstain from consenting to the adoption of the Plan, check the appropriate box above. IF NO BOX IS MARKED ABOVE, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED TO THE ADOPTION OF THE PLAN.

2.	The undersigned certifies under oath that to the best knowledge of the undersigned after reasonable inquiry, the undersigned ☐ is ☐ is not (check one) a U.S. citizen as defined by 49 U.S.C. § 40102(a)(15), which definition may be found in the Consent Solicitation Statement. See “General Information – Solicitation of Written Consents.”

Dated: , 2003

(Signature)

(Title or authority, if applicable)

(Signature if held jointly)

PLEASE SIGNED EXACTLY AS NAME APPEARS ON THIS CONSENT. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership. This consent serves to vote all shares to which the signatory is entitled.

PLEASE MARK, SIGN, DATE AND RETURN THE CONSENT PROMPTLY, USING THE ENCLOSED ENVELOPE.